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                                                                    EXHIBIT 10.4

                      COMMERCIAL LEASE AND DEPOSIT RECEIPT

Received from__Scientific Technologies Incorporated______hereinafter referred to as LESSEE, the sum of $ 3,193.40(--(Three Thousand One Hundred Ninety Three Dollars & 40/100________), evidenced by __Check__,as a deposit which shall belong to Lessor and shall be be applied as follows:

                                                   Total Received Du Prior to
Rent for the period from ___12/01/95___to __12/31/95 $ 1,560.00 $_______
$ 12/01/95__
Security deposit (not applicable toward last month's rent)
$ 1,560.00 $_______ $ 12/01/95__
Other _________________Common Area Charge __________  $      73.40 $_______
$ 12/01/96__
Total__________________________________________________  $ 3,193.40 $_______
$___________
                                 In the event that this Lease is not accepted by
the Lessor within 15 days, the total
                                                            deposit received
shall be refunded.

          Lessee offers to lease from Lessor the premises situated in the City of Menlo Park, County of San Mateo, State of California, described as 1,835 sq.ft. at 3475-G Edison Way as part of a___larger 40,000 Sq.Ft.
Building___________________________upon the following TERMS AND CONDITIONS:

1. TERM: The term hereof shall commence on__12/01/95________ and end on __11/30/96___________
2. RENT: The total rent shall be $18,720.00 payable as follows: $1,560.00 plus $73.40 Common Area charge on the 1st day each month. All rents shall be paid to Lessor or his/her authorized agent, at the following address:

     Ronald M. Newdoll, 3475-A Edison Way, Menlo Park, CA 94025 TEL: (415) 365-2843 __________ or at such other places as may be designated by Lessor from time to time. In the event rent is not paid within 10 days after due date, Lessee agrees to pay a late charge of $25.00 plus interest at 3% per annum
                                           ------
     on the delinquent amount. Lessee further agrees to pay $ 25.00 for each dishonored bank check. The late charge period is not a grace period, and Lessor is entitled to make written demand for any rent if not paid when due.
3. USE: The premises are to be used for the operation of __Electronic Equipment Manufacturing, R&D and Related Purposes______and for no other purpose, without prior written consent of Lessor. Lessee shall not commit any waste upon the premises, or any nuisance or act which may disturb the quiet enjoyment of any tenant in the building.
4. USES PROHIBITED: Lessee shall not use any portion of the premises for purposes other than those specified. No use shall be made or permitted to be made upon the premises, nor acts done, which will increase the existing rate of insurance upon the property, or cause cancellation of insurance policies covering the property. Lessee shall not conduct or permit any sale by auction on the premises.
5. ASSIGNMENT AND SUBLETTING: Lessee shall not assign this Lease or sublet any portion of the premises without prior written consent of the Lessor, which shall not be unreasonably withheld. Any such assignment or subletting without consent shall be void and, at the option of the Lessor shall terminate this Lease.
6. ORDINANCES AND STATUTES: Lessee shall comply with all statutes, ordinances, and requirements of all municipal, state and federal authorities now in force, or which may later be in force. The commencement or pendency of any state or federal court abatement proceeding affecting the use of the premises shall, at the option of the Lessor, be deemed a breach of this Lease.
7. MAINTENANCE, REPAIRS, ALTERATIONS: Unless otherwise indicated, Lessee acknowledges that the premises appear to be in good order and repair. Lessee shall,at his/her own expense,maintain the premises in a good and safe condition, including plate glass, electrical wiring, plumbing and heating
   installation, and any other system or equipment.   The premises shall be
   surrendered, at termination of the Lease, in as good condition as received, normal wear and tear excepted. Lessee shall be responsible for all repairs required, except the roof, exterior walls, structural foundations, and___________________________________________ which shall be maintained by
   Lessor.

     No improvement or alteration of the premises shall be made without the prior written consent of Lessor. Prior to the commencement of any substantial repair, improvement, or alteration, Lessee shall give Lessor at least two (2) days written notice in order that Lessor may post appropriate notices to avoid any liability for liens.
8. ENTRY AND INSPECTION: Lessee shall permit Lessor or Lessor's agents to enter the premises at reasonable times and upon reasonable notice for the purpose of inspecting the premises, and shall permit Lessor, at any time within sixty
   (60) days prior to the expiration of this Lease, to place upon the premises any usual "To Let" or "For Lease" signs, and permit persons desiring to lease the premises to inspect the premises at reasonable times.
9. INDEMNIFICATION OF LESSOR: Lessor shall not be liable for any damage or injury to Lessee, or any other person, or to any property, occurring on the premises. Lessee agrees to hold Lessor harmless from any claims for damages arising out of Lessee's use of the premises and to indemnify Lessor for any expense incurred by Lessor in defending any such claims.
10. POSSESSION: If Lessor is unable to deliver possession of the premises at the commencement date set forth above, Lessor shall not be liable for any damage caused by the delay, nor shall this Lease be void or voidable but Lessee shall not be liable for any rent until possession is delivered. Lessee may terminate this lease if possession is not delivered within__15__days of the commencement term in Item 1.

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11. LESSEE'S INSURANCE:  Lessee, at his/her expense, shall maintain plate glass and public liability insurance, including bodily injury and property damage,insurance Lessee and Lessor with minimum coverage as follows: of $500.00.

     Lessee shall provide Lessor with a Certificate of Insurance showing Lessor as additional insured. The policy shall require ten (10) day's written notice to Lessor prior to cancellation or material change of coverage.
12. LESSOR'S INSURANCE: Lessor shall maintain hazard insurance covering one hundred percent (100%) replacement cost of the improvements throughout the Lease term. Lessor's insurance will not insure Lessee's personal property or leasehold improvements.
13. SUBROGATION: To the maximum extent permitted by insurance policies which may be owned by the parties, Lessor and Lessee waive any and all rights of subrogation which might otherwise exist.

14 UTILITIES: Lessee agrees that he/she shall be responsible for the payment of all utilities including gas, electricity and other services delivered to the premises.

15 SIGNS: Lessor reserves the exclusive right to the roof, side and rear walls of the premises. Lessee shall not construct any projecting sign or awning without the prior written consent of Lessor, which shall not be unreasonably withheld.

16 ABANDONMENT OF PREMISES: Lessee shall not vacate or abandon the premises at any time during the term of this Lease. If Lessee does abandon or vacate the premises, or is dispossessed by process of law, or otherwise, any personal property belonging to Lessee left on the premises shall be deemed to be abandoned, at the option of the Lessor.

17 TRADE FIXTURES: Any and all improvements made to the premises during the term shall belong the Lessor, except trade fixtures of the Lessee. Lessee may, upon termination, remove his/her trade fixtures, but shall pay for all costs necessary to repair any damage to the premises occasioned by the removal.

18 DESTRUCTION OF PREMISES: In the event of a partial destruction of the premises during the term, from any cause, Lessor shall promptly repair the premises, provided that such repairs can be reasonably made within sixty (60) days. Such partial destruction shall not terminate this Lease, except that Lessee shall be entitled to a proportionate reduction of rent while such repairs are being made, based upon the extent to which the making of such repairs interferes with the business of Lessee on the premises. If the repairs cannot be made within sixty(60) days, this Lease may be terminated at the option of either party by giving written notice to the other party within the sixty (60) day period.

19 HAZARDOUS MATERIALS: Lessee shall not use, store, or dispose of any hazardous substances upon the premises, except the use and storage of such substances that are customarily used in Lessee's business, and are in compliance with all environmental laws. Hazardous substances means any hazardous waste, substance or toxic materials regulated under any environmental laws or regulations applicable to the property.

20 INSOLVENCY: The appointment of a receiver, an assignment for the benefits of creditors, or the filing of a petition in bankruptcy by or against Lessee, shall constitute a breach of this Lease by Lessee.

21  DEFAULT:  In the event of any breach of this Lease by Lessee, defined as the failure to perform any term covenant or condition of lease including payment of all sums when due, or cure such failure within 30 days. Lessor may, at
              ----         ----
  his/her option, terminate the Lease and recover from Lessee: (a) the worth at the time of award of the unpaid rent, which had been earned at the time of termination;(b) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of the award exceeds the amount of such rental loss that the Lessee proves could have reasonably avoided; (c) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and(d) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform his/her obligations under the Lease or which in the ordinary course of things would be like to result therefrom.

     Lessor may, in the alternative, continue this lease in effect, as long as Lessor does not terminate Lessee's right to possession, and Lessor may enforce all of Lessor's rights and remedies under the Lease, including the right to recover the rent as it becomes due under the Lease. If said breach of Lease continues, Lessor may, at any time thereafter, elect to terminate the Lease.

     Nothing contained herein shall be deemed to limit any other rights or remedies which Lessor may have.
22. SECURITY: The security deposit set forth above shall secure the performance of the Lessee's obligations. Lessor may, but shall not be obligated to apply all or portions of the deposit on account of Lessee's obligations.
    Any balance remaining upon termination shall be returned to Lessee. Lessee shall not have the right to apply the security deposit in payment of the last month's rent.
23. DEPOSIT REFUNDS: The balance of all deposit shall be refunded within three weeks (or otherwise required by law), whichever is sooner from date possession is delivered to Lessor of his/her authorized Agent, together with a statement showing any charges made against such deposits by Lessor.
24. ATTORNEY'S FEE AND COSTS: In any section or proceeding involving a dispute between Lessor and Lessee arising out of his lease, the prevailing party shall be entitled to reasonable attorney's fees.

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24.1 Any dispute arising out of this lease will first be subject to mediation if the parties cannot resolve the dispute before litigation.
25. WAIVER: No failure of Lessor to enforce any term of this Lease shall be deemed to be a waiver.
26. NOTICES: Any notice which either party may or is required to give, shall be given by mailing the same, postage prepaid, to Lessee at the premises, or to Lessor at the address shown in item 2, or at such other places as may be designated by the parties from time to time. Notice shall be effective five days after mailing, or on personal delivery.
27. HOLDING OVER: Any holding over after the expiration of this Lease, with the consent of Owner, shall become a month-to-month tenancy at a monthly rent of $1,560.00 payable in advance and otherwise subject to the terms of this Lease, as applicable, until either party shall terminate the same by giving the other party thirty (30) days written notice.
28. TIME:  Time is of the essence of this Lease.
29. HEIRS, ASSIGNS, SUCCESSORS: This lease is binding upon and inures to the benefit of the heirs, assigns and successors of the parties.
30. OPTION TO RENEW: Provided that Lessee is not in default in the performance of this Lease, Lessee shall have the option to renew the Lease for an additional term of 1 Yr plus 3 Yrs option at the conclusion of the first 1 year option commencing at the expiration of the initial Lease term. All of
    the terms and conditions of the Lease shall apply during the    renewal
    term, except that the monthly rent shall be the same as the current rate.

     The option shall be exercised by written notice given to Lessor not less than 60 days prior to the expiration of the initial Lease term. If notice is not given within the time specified, this Option shall expire.
31. AMERICANS WITH DISABILITIES ACT: The parties are alerted to the existence of the Americans With Disabilities Act, which may require costly structural modifications. The parties are advised to consult with a professional familiar with the requirements of the Act.
32. LESSOR'S LIABILITY: In the event of a transfer of Lessor's title or interest to the property during the term of this Lease, Lessee agrees that the grantee of such title or interest shall be substituted as the Lessor under this Lease, and the original Lessor shall be released of all further liability; provided, that all deposits shall be transferred to the grantee.
33. ESTOPPEL CERTIFICATE:

  (a) On ten (10) days prior written notice from Lessor, Lessee shall execute, acknowledge, and deliver to Lessor a statement in writing:(1) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect), the amount of any security deposit, and the date to which the rent and other charges are paid in advance., if any; and (2) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective buyer or encumbrancer of the premises.

  (b) At Lessor's option, Lessee's failure to deliver such statement within such time shall be a material breach of this Lease or shall be conclusive upon Lessee:(1) that this Lease is in full force and effect, without modification except as may be represented by Lessor; (2) that there are no uncured defaults in Lessor's performance; and (3) that not more than one month's rent has been paid in advance.

  (c) If Lessor desires to finance, refinance, or sell the premises, or any part thereof, Lessee agrees to deliver to any lender or buyer designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or buyer. All financial statements shall be received by the Lessor or the lender or buyer in confidence and shall be used only for the purposes set forth

34. ENTIRE AGREEMENT: The foregoing constitutes the entire Agreement between the parties and may be modified only in writing signed by all parties. The following exhibits are a part of this Lease.

  Exhibit A.
  ______________________________________________________________________________
  ____

  The undersigned Lessee hereby acknowledges that he/she has thoroughly read and approved each of the provisions contained in this Offer, and agrees to the terms and conditions specified. Lessee acknowledges receipt of a copy of the accepted agreements.

  Lessee: s/l Jim Ashford Date:
11/2/95_____Lessee:____________________Date:______________
  Scientific Technologies
  Jim A. Ashford,VP

                                    ACCEPTANCE
The undersigned Lessor accepts the foregoing Offer and agrees to lease the premises on the terms and conditions set forth above.

NOTICE:  The amount or rate of real estate commissions is not fixed by law.
They are set by each broker individually and may be negotiable between the owner and broker.

The Lessor agrees to pay to__Blickman and Turkus______, the Broker in this transaction, the sum of $ 1,123.20 for services rendered.

In any action for commission, the prevailing party shall be entitled to reasonable attorney fees.

Lessor: s/l Ronald M. Newdoll Date: 11/21/95
Lessor:______________________Date:________________